April 20, 2001


Dear Fellow Shareholders:

         It is our pleasure to invite you to attend Federal Trust Corporation's 2001 Annual Meeting of Shareholders. This year's Annual Meeting will be held at the Farmer's Market, 200 West New England Street, Winter Park, Florida, on May 25, 2001, at 10:00 a.m., Eastern Time.

         The attached Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business.

         At the Annual Meeting we will share with you some of the significant management changes that have been made and our strategy for 2001. Directors and officers of Federal Trust Corporation, as well as a representative of the accounting firm, KPMG Peat Marwick LLP, will be present at the Annual Meeting to respond to your questions.

         YOUR VOTE IS IMPORTANT, so please sign and date the enclosed Proxy Card promptly and return it in the enclosed postage-paid envelope. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

         On behalf of the Board of Directors and all the employees of Federal Trust Corporation, we look forward to seeing you at the Annual Meeting.

                                   Sincerely,





                                   James V.  Suskiewich
                                   Chairman of the Board

                           FEDERAL TRUST CORPORATION
                            -------------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2001


         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Federal Trust Corporation ("Annual Meeting"), will be held at the Farmer's Market, 200 West New England Street, Winter Park, Florida, on May 25, 2001, at 10:00 a..m., Eastern Time to consider the following:

         Proposal I        The  election of two Class II members of the Board of
                           Directors;

         Proposal II The ratification of the appointment of KPMG Peat Marwick LLP, as the independent auditors for Federal Trust Corporation and its wholly-owned subsidiary, for the fiscal year ending December 31, 2001;

         Proposal III The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing Proposals; and

         To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 16, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record on that date will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event there are insufficient votes to approve either Proposal I or Proposal II, the Annual Meeting may be adjourned pursuant to Proposal III, to permit further solicitation of proxies by Federal Trust Corporation.

                                     By Order of the Board of Directors,





                                     James V. Suskiewich
                                     Chairman of the Board



Winter Park, Florida
April 20, 2001

                           FEDERAL TRUST CORPORATION
                             655 W. Morse Boulevard
                           Winter Park, Florida 32789
                               -------------------

                                 PROXY STATEMENT

                               -------------------

                               GENERAL INFORMATION
Annual Meeting

--------------------------------------------------------------------------------
         DATE:             May 25, 2001
         TIME:             10:00 a.m. (Eastern Time)
         LOCATION:         Farmer's Market
                           200 West New England Street
                           Winter Park, Florida
--------------------------------------------------------------------------------


Solicitation and Voting of Proxies


         This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on April 16, 2001, in connection with the solicitation of proxies by the Board of Directors of Federal Trust Corporation ("Federal Trust"), the parent holding company of Federal Trust Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at Federal Trust's 2001 Annual Meeting of Shareholders ("Annual Meeting"). Please note that Federal Trust and the Bank are collectively referred to herein as the "Company." Federal Trust's Annual Report, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement, which is first being mailed to shareholders on or about April 20, 2001.

         Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted:

         "FOR" the election of two Class II director nominees;

         "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the independent auditors for the fiscal year ending December 31, 2001; and

         "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve Proposal I or Proposal II.

         It is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke your proxy at any time prior to its exercise by simply

                * delivering a written  notice of revocation  to Federal  Trust;
                * delivering  a  duly  executed  proxy  bearing  a later date to
                  Federal  Trust;  or
                * attending the Annual Meeting and voting in person.

Voting Procedures

         Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may cast a maximum of five votes for each director to be elected.

         Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

         If your shares are held in street name, under certain circumstances, your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers' shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. There are no non-routine matters being voted on at the Annual Meeting. We, nevertheless, encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

         The close of business on April 16, 2001, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. It is difficult to ascertain the exact number of our shareholders, because a number of our shares are held in street name. According to our stock transfer agent, on the record date, there were 4,947,911 shares of Federal Trust common stock outstanding, held by approximately 363 shareholders.

Certain Stockholders

         The following table contains information regarding the only people known to us to be beneficial owners of 5% or more of the outstanding shares of Federal Trust common stock as of the record date.


     Name and Address of
     Beneficial Owner                        Number of Shares   Percent of Class
     -------------------                     ----------------   ----------------
     William R. Hough & Co.                      492,241(1)            9.95%
     100 Second Avenue South, Suite 800
     St. Petersburg, Florida 33701

     Einar Paul Robsham                          488,400(2)            9.87%
     PO Box 5183
     Cochituate, Massachusetts 01778

     James V. Suskiewich                         304,684(3)            6.01%
     PO Box 1867
     Sanford, Florida 32772-1867
---------------------

         (1) Includes 247,641 shares owned by WRH Mortgage, Inc. and 244,600 shares owned by William R. Hough & Co. as disclosed in the Form 4 filed with the Securities and Exchange Commission ("SEC") on July 1, 1998.
         (2) As disclosed in the Schedule 13(d) filed with the Securities and Exchange Commission on June 19, 2000.
         (3) Includes 98,559 shares held as trustee under Federal Trust's ESOP with respect to which Mr. Suskiewich exercises sole voting and investment power, and 120,000 shares covered under stock options.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and 10% stockholders, if any, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such officers, directors and 10% stockholders, if any, are required by Securities and Exchange Commission regulations to furnish Federal Trust with copies of all Section 16(a) reports they file.

         To the best of Federal Trust's knowledge, during 2000, each of its directors and executive officers of its common stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934. To our knowledge, there are no beneficial owners 10% or more of Federal Trust's common stock.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         The Board of Directors of Federal Trust conducts its business through meetings of the full Board. During the fiscal year ended December 31, 2000, Federal Trust's Board of Directors held 11 meetings. 1 All of Federal Trust's directors attended at least 75% of the total meetings of the Board of Directors and of the Audit Committee, if they were a member thereof.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         In 2000, Federal Trust had only one standing committee, the Audit Committee, which reviews the Company's auditing, accounting, financial reporting and internal control functions pursuant to a Charter adopted by the Board of Directors on July 28, 2000. A copy of the Charter is included in this Proxy
Statement as Exhibit A. The Audit Committee recommends to the Board the Company's independent auditors and reviews their services. The Audit Committee is comprised of only non-employee directors, who are all considered independent under the National Association of Securities Dealers' rules.

         As part of its duties, the Audit Committee reviewed and discussed with both Federal Trust's management and independent auditors:

                * the  Company's  audited  financial  statements  for the fiscal year ended December 31,  2000;
                * those  matters  required  to  be  discussed  by  Statement  on
                  Auditing Standards  61; and
                * the  written  disclosures  and  letter  from  the  independent auditor regarding its independence as required by Independence Standards Board Standard No. 1.

         Based upon these reviews and discussions, the Audit Committee recommended that the Company's audited financial statements be included in Federal Trust's Form 10-KSB for the fiscal year ended December 31, 2000. Members of the Audit Committee are Dr. Samuel C. Certo, George W. Foster, and Kenneth W. Hill.


                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Board of Directors is presently comprised of five members. Our Articles of Incorpora-tion provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, Class II directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

         The two nominees named herein have indicated that they are willing to stand for election and to serve as directors, if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

         The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

         Information relating to the business experience, age and beneficial ownership of Federal Trust's capital stock of each director nominee and continuing director is set forth below.

DIRECTOR NOMINEES
CLASS II DIRECTORS
TERMS TO EXPIRE IN 2004

Photo





George W. Foster, age 71, is a retired banker and has been a director of Federal Trust since 1997 and a director of the Bank since 1990. From 1990 through 1993, he served as President and Chief Executive Officer of the Bank. Mr. Foster resides in Longwood, Florida.

36,343(1) shares of common stock
Less than 1% of the outstanding common stock


Photo




Aubrey H. Wright, Jr., age 54, has been a director of Federal Trust since 1995. He has been the Chief Financial Officer of Federal Trust since April 1994, and Senior Vice President, Chief Financial Officer and a director of the Bank since June 1993. Mr. Wright resides in Winter Park, Florida.

120,294(2) shares of common stock
2.40% of the outstanding common stock


CONTINUING DIRECTORS
CLASS I DIRECTOR
TERM EXPIRING IN 2003

Photo





Kenneth W. Hill, age 67, has been a director of Federal Trust since 1997 and director of the Bank since 1995. Mr. Hill, from 1983 through 1995, was the Vice President and Trust Officer of SunBank, N.A., Orlando, Florida. Mr. Hill resides in Orlando, Florida.

70,000 (1) shares of common stock
1.40% of the outstanding common stock


CLASS III DIRECTORS
TERMS EXPIRING IN 2002


Photo


Dr. Samuel C. Certo, age 53, has been a director of Federal Trust since 1997 and a director of the Bank since 1996. He is the former and a Professor of Management in the Crummer Graduate School of Business at Rollins College in Winter Park. Since 1986, Dr. Certo has served as a business consultant and has published textbooks in the areas of management and strategic management. Dr. Certo resides in Longwood, Florida.

72,000(1) shares of common stock
1.45% of the  outstanding common stock

Photo





James V. Suskiewich, age 53, has been a director of Federal Trust since 1994 and is currently Chairman of the Board. He has served as President and Chief Executive Officer of Federal Trust since July 1996. Since January 1993, he has been Presi-dent, Chief Executive Officer and a director of the Bank. Mr. Suskiewich resides in Lake Mary, Florida.

304,684(3) shares of common stock
6.01% of the common stock outstanding

Directors,  executive  officers and  affiliates as a group (10 persons)

794,362 (4)(5) shares of common stock
15.06%(5) of the outstanding common stock


----------------------
(1)      Includes 25,000 shares covered under stock options.
(2) Includes 70,000 shares covered under stock options and 20,000 shares owned by Mr. Wright's spouse.
(3) Includes 98,559 shares held as trustee under Federal Trust's ESOP with respect to which Mr. Suskiewich exercises sole voting and investment power, and 120,000 shares covered under stock options.
(4) Includes 35,000 shares owned by Dennis J. Harward, a director of the Bank; 49,503 shares (and 30,000 shares covered under stock options) owned by Louis E. Laubscher, Vice President and Chief Loan Officer for the Bank; 22,580 shares (and 15,000 shares covered under stock options) owned by Jennifer B. Brodnax, Vice President/Operations for the Bank; 10,351 shares owned by Kevin L. Kranz, former Vice President/Loan Servicing for the Bank; and 13,607 shares (and 15,000 shares covered under stock options) owned by Thomas J. Punzak, Vice President/Accounting for the Bank.
(5) Includes 325,000 shares covered under stock options. Percentage based on 5,272,911 shares, of which 4,947,911 shares were outstanding as of the record date and 325,000 shares covered under stock options.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "FOR"
               the Election of the Two Class II Director Nominees.
--------------------------------------------------------------------------------

                              DIRECTOR COMPENSATION

General

         Each director of the Company receives a director's fee of $750 for each quarter of service. Directors receive no per-meeting fees.


1998 Directors' Stock Option Plan

         The 1998 Directors' Stock Option Plan (the "1998 Plan") was approved by Federal Trust's shareholders at the 1998 Annual Meeting. The 1998 Plan authorizes the granting of non-statutory stock options (options which do not qualify as incentive stock options).

         Each non-employee director was granted an option to purchase 25,000 shares of common stock on the Effective Date (as defined in the 1998 Plan). New directors elected or appointed to either of the Company's Boards of Directors may be granted options to purchase shares of common stock, as determined by the respective Board of Directors in their sole discretion.

         The per share exercise price at which the shares of common stock may be purchased must be equal to the fair market value of a share of common stock as of the date of grant. The exercise price for the options which have been granted to date is $4.00 per share, the fair market price of the common stock on January 30, 1998. The closing price for the common stock on March 23, 2001, was $2.63 per share. For the purposes of the 1998 Plan, the fair market value of a share of common stock is the closing sales price of a share of common stock on the date the option granted (or, if such day is not a trading day on the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one), or national quotation system in which such shares are then traded. If no such closing prices are reported, the fair market value will be the mean between the closing high bid and low ask prices of a share of common stock on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares as selected by the Board.

         An option may be exercised at any time on or after six months after the date of grant up until ten years after the date of grant. Unless terminated, the 1998 Plan shall remain in effect for a period of ten years, ending on the tenth anniversary of the Effective Date.

                             EXECUTIVE COMPENSATION
General

         Compensation for our executive officers is determined by the respective Boards of Directors, excluding any director who is also an executive officer. Current directors who are not executive officers of the Company are Dennis J. Harward (Bank director only), George W. Foster, Dr. Samuel C. Certo and Kenneth
W. Hill. Initially, the Bank's Chief Executive Officer ("CEO") and President determines the salary range recommendations for all employees, including executives other than himself. The CEO and President then presents his recommendations to the respective Boards, which review and analyze the information that has been submitted. Thereafter, the Boards determine the compensation of their respective executive officers, including the compensation of the CEO and President.

Executive Compensation Policies and Program

         Our executive compensation program is designed to:

                *  Attract and retain qualified management;
                *  Enhance short-term financial goals; and
                *  Enhance long-term shareholder value.

         We strive to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer of that position. The respective Boards of Directors determine the level of base salary and any incentive bonus plan for the CEO and President of Federal Trust and the Bank and certain senior executive officers, based upon competitive norms, derived from annual surveys published by the Florida Bankers' Association and private companies specializing in executive compensation analysis for financial institutions. Such surveys provide information regarding compensation of financial institution officers and employees based on size and geographic location of the financial institution and serve as a benchmark for determining executive salaries. Changes to individual base salaries and discretionary bonus awards are based upon an evaluation of the officer's responsibilities and individual performance standards, along with the Company's overall performance for the year. Each officer is given the opportunity to earn an annual performance bonus, generally in the range of approximately 10-40% of his or her base salary. In fiscal year 2000, bonuses were paid to executive officers for:
(i) the Company's overall performance (based on discretionary evaluation); (ii) the restructuring of the management team to enable the Company to better implement the second phase of the Company's corporate strategy; and (iii) the Company achieving its fifteenth consecutive profitable quarter.

Compensation of the Chief Executive Officer

         Federal Trust's CEO and President does not receive compensation, but is compensated in his position as CEO and President of the Bank. Federal Trust reimburses the Bank for the time that its CEO and President spends on holding company matters.

Insider Participation in Compensation Decisions

         James V. Suskiewich, Federal Trust's CEO and President, who also is the CEO and President of the Bank, along with Aubrey H. Wright, Jr., Chief Financial Officer ("CFO") of Federal Trust, who is also the Senior Vice President and CFO of the Bank, are both members of the Boards of Directors of Federal Trust and the Bank. Mr. Suskiewich and Mr. Wright participated in deliberations of the respective Boards regarding executive compensation, but did not participate in any deliberations regarding their individual compensation.

Summary Compensation Table

         The following Summary Compensation Table shows compensation information regarding James V. Suskiewich, CEO and President of Federal Trust and of the Bank, Aubrey H. Wright, CFO of Federal Trust and Senior Vice President and CFO of the Bank, and Louis L. Laubscher, Vice President and Chief Lending Officer of the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.


                                                        Annual Compensation (1)
------------------------------------------------------------------------------------------------------------------------------------
      Name and                                                                       Other Annual     Restricted Stock
Principal Position(1)           Year       Salary      Bonus (2)   Directors' Fees  Compensation(3)       Awards(4)       Options(5)
------------------------        ----       ------      ---------   ---------------  ---------------   ----------------    ----------

James V. Suskiewich             2000       $156,000    $41,000        $17,000           $50,936            14,221             -
CEO and President of            1999        149,615     34,000         17,500            47,818             3,024             -
   Federal Trust                1998        145,807     31,000         13,750            39,080            22,562          120,000
 CEO and President of the Bank

Aubrey H. Wright, Jr.           2000         98,000     14,029         10,000            29,091            11,351             -
CFO of Federal Trust            1999         94,000     12,000         12,500            26,206             2,011             -
Senior Vice President and       1998         93,254     12,000         11,000            20,488            14,321           70,000
   CFO of the Bank

Louis E. Laubscher              2000         88,000     28,705            -               4,284            11,079             -
Vice President and Chief        1999         80,000     23,500            -               4,161            11,390             -
   Lending Officer of the Bank  1998         77,053     46,505            -               4,049               -             30,000



[Footnotes to follow on next page]

--------------------------
(1) Includes all compensation in the year earned whether received or deferred at the election of the executive.
(2) Includes $23,500 and $45,505 in incentive bonuses for Mr. Laubscher based on resolutions of non-performing loans and REOs in 1999 and 1998, respectively, and a $28,705 discretionary incentive bonus in 2000.
(3)      Includes the estimated value of:

         James V. Suskiewich                     2000        1999         1998
         -------------------                     ----        ----         ----
         Health & Life Insurance Premiums     $ 3,637     $ 4,244      $ 4,244
         Use of Company automobile              4,900       5,337        5,829
         Social/Country Club Dues               4,995       5,117        4,531
         Supplemental Retirement Plan          37,404      33,120       24,476
                                               ------      ------       ------
               Total:                         $50,936     $47,818      $39,080
                                               ======      ======       ======

         Aubrey H. Wright, Jr.                   2000        1999         1998
         ---------------------                   ----        ----         ----
         Health & Life Insurance Premiums     $ 4,241     $ 4,222      $ 4,974
         Supplemental Retirement Plan          24,850      21,984       15,514
                                               ------      ------       ------
               Total:                         $29,091     $26,206      $20,488
                                               ======      ======       ======

         Louis E.  Laubscher                     2000        1999         1998
         -------------------                     ----        ----         ----
         Health & Life Insurance Premiums     $ 4,284     $ 4,161      $ 4,049
                                                =====       =====        =====

(4) Includes value of fully vested participation in Federal Trust's Employee Stock Ownership Plan ("ESOP"). In 1990, Federal Trust adopted an ESOP, which provides that the Company can make contributions to a trust fund for the purpose of purchasing shares of Federal Trust common stock on behalf of the participants. The Company pays the entire cost of the ESOP and all salaried employees of the Company who have completed six months of service are eligible to participate. The ESOP is qualified under Section 497(e)(7) of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") under which subsidiaries may act as participating employees. In addition, the ESOP meets all applicable requirements of the Tax Replacement Act of 1986 and is qualified under Section 401(c) of the Internal Revenue Code.

(5) On January 30, 1998, the Board of Directors adopted the 1998 Program for the benefit of officers and other key employees of the Company. The Program is comprised of four parts: an Incentive Stock Option Plan, a Compensatory Stock Option Plan, a Stock Appreciation Rights Plan, and a Performance Plan. The 1998 Program provides for a maximum of 325,000 shares of authorized common stock to be reserved for future issuance pursuant to stock options granted under one of the four distinct Plans. The 1998 Program was approved by the shareholders at the 1998 Annual Meeting of Shareholders. The exercise price of each option is $4.00 per share, the fair market value of the common stock on January 30, 1998, which exceeds the market value of such stock. The closing price for the common stock on March 23, 2001, was $2.63 per share. The stock options vest at the rate of 20% per year and a stock option may be exercised at any time on or after six months after the date of grant until ten years after the date of grant. Unless terminated, this Program shall remain in effect for a period of ten years ending on the tenth anniversary of the effective date of the Program.

Employment Contracts

         Federal Trust and the Bank have jointly entered into employment agreements with two of their executive officers, James V. Suskiewich, CEO and President and Aubrey H. Wright, Jr., CFO of Federal Trust and Senior Vice
President and CFO of the Bank. The Bank has also entered into employment agreements with Louis E. Laubscher, its Vice President and Chief Lending Officer and Stephen C. Green, its Executive Vice President and Chief Operating Officer. The following is a summary of the four employment agreements.

         James V. Suskiewich. Mr. Suskiewich's employment agreement was significantly amended and re-executed on December 18, 1998. Pursuant to its terms, Mr. Suskiewich is to receive a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which the Bank's after-tax earnings are at least 0.50% of its average quarterly assets on an annualized basis, Mr. Suskiewich is to receive a bonus equal to 3% of the Bank's quarterly net, pre-tax income. Mr. Suskiewich is also entitled to discretionary performance bonuses to be paid annually for the duration of the agreement. For the year ended December 31, 2000, Mr. Suskiewich received a bonus of $41,000.

         The original term of Mr. Suskiewich's employment agreement was three years. Each day during the term of the agreement, the agreement automatically renews for one additional day. Therefore, at all times, Mr. Suskiewich's agreement has a three-year term. The respective Boards of Directors review the agreement annually to determine whether the agreement should continue to be extended. Any party to the agreement may cease the automatic renewals by notifying the other parties of its intent to not renew. In addition, any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination is either 60 or 90 days (depending on the reason for termination) after delivery of the notice.

         Mr. Suskiewich's employment agreement provides for termination by the Company for reasons other than for "cause" and by Mr. Suskiewich for "good reason," as those terms are defined in the agreement. In the event the employment agreement is terminated by the Company for reasons other than for "cause" or by Mr. Suskiewich for "good reason," he shall be entitled to severance payments. The severance payment would be in a lump sum equal to the total annual compensation for the remainder of the term of the employment agreement, the performance bonus due for the quarter of termination, an annualized portion of any long term incentives to later come due, and the amount of annual club dues for the year of termination multiplied by the number of years remaining on the term of his employment agreement.

         In the event of a change in control of Federal Trust or the Bank, Mr. Suskiewich will be entitled to a special incentive bonus equal to three times his annual salary multiplied by the price to book value ratio at which Federal Trust or the Bank is acquired. The agreement also includes a "gross up" payment clause, should the severance payments received be subject to federal excise taxes under Section 4999 of the Internal Revenue Code. Under this scenario, Federal Trust or the Bank would increase Mr. Suskiewich's severance payment so that the net proceeds from such payments would equal the amount of severance payments due under the terms of the employment agreement.

         The employment agreement also permits Mr. Suskiewich to terminate his employment voluntarily. In the event of voluntary termination, except as previously described herein, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

         Aubrey H. Wright, Jr. Mr. Wright's employment agreement became effective on September 1, 1995, and had an original term of three years. By September 15th of each subsequent year, Federal Trust and the Bank are to review Mr. Wright's performance to determine whether the term of the agreement should be extended for an additional year. Under the employment agreement, Mr. Wright is entitled to receive a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which the Bank is "Well Capitalized" under federal banking regulations and its quarterly after-tax earnings are at least 0.50% of its average quarterly assets on an annualized basis, Mr. Wright is to receive a bonus equal to 1% of the Bank's quarterly net, pre-tax income. He is also entitled to discretionary performance bonuses payable annually for the duration of the employment agreement. For the year ended December 31, 2000, Mr. Wright received a bonus of $14,029.

         In the event Mr. Wright's employment is terminated for reasons other than for "just cause" or he terminates his employment for "good reason," as those terms are defined in his employment agreement, he shall receive as a severance payment, the total annual compensation due for the remainder of the term of his employment agreement plus any incentive bonus to which he would then be entitled. In the event of a change in control of Federal Trust or the Bank, Mr. Wright will be entitled to a special incentive bonus equal to two times his annual salary then in effect, multiplied by the price to book value ratio at which Federal Trust or the Bank is acquired. However, if he accepts employment with the acquiror, he shall instead receive a bonus of 50% of his salary then in effect, multiplied by the price to book value ratio at which Federal Trust or the Bank is acquired.

         The employment agreement permits Mr. Wright to terminate his employment voluntarily. In the event of voluntary termination, except as previously described herein, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

         Louis E. Laubscher. Mr. Laubscher's employment agreement became effective on February 1, 1999. The agreement replaces a previous Employee Severance Agreement between Mr. Laubscher and the Bank. Under the terms of the employment agreement, Mr. Laubscher is entitled to receive a base salary, plus reimbursement of reasonable business expenses. He is also entitled to discretionary performance bonuses payable annually for the duration of the agreement and to participate in any bonus and incentive programs adopted by the Bank. For the year ended December 31, 2000, Mr. Laubscher received a performance bonus of $28,075.

         The original term of Mr. Laubscher's employment agreement was one year. Each day during its term, however, the agreement automatically renews for one additional day so that the agreement, at all times, has a one year term. Either party to the agreement may cease the automatic renewals by notifying the other party of its intent to not renew. In addition, either party may terminate the agreement by delivering a notice of termination to the other party. A termination is effective 30 days after delivery of the notice.

         Mr. Laubscher's employment agreement provides for termination by the Bank for reasons other than for "just cause," as well as by Mr. Laubscher for "good reason," as those terms are defined in the employment agreement. In the event his employment agreement is terminated by the Bank for reasons other than for "just cause" or by Mr. Laubscher for "good reason," he would be entitled to severance payments.

         In the event Mr. Laubscher's employment is terminated by the Bank for other than "just cause" or by Mr. Laubscher for "good reason," he will be entitled to his annual base salary and any bonus he would have then been entitled to under the agreement. In the event of termination due to a change in control, he will be entitled to a sum equal to two-times his annual base salary. Mr. Laubscher will receive these sums in semi-monthly instalments. Furthermore, for the longer of one year or the remaining term of the agreement, the Bank is to maintain in full force and effect, any benefit plans or programs Mr. Laubscher was entitled to participate in at the time of his termination.

         In addition, the employment agreement permits Mr. Laubscher to terminate his employment voluntarily. In the event of voluntary termination, except as previously described herein, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

         Stephen C. Green. Mr. Green's employment agreement became effective on November 1, 2000. Under the terms of the employment agreement, Mr. Green is entitled to receive a base salary, plus reimbursement of reasonable business expenses. He is also entitled to performance bonuses payable annually at the discretion of the Bank's CEO and President and to participate in any bonus and incentive programs adopted by the Bank.

         Mr. Green's employment agreement became effective on November 1, 2000, and had an original term of two years. On the second anniversary of the agreement and each succeeding anniversary thereafter until Mr. Green's 65th birthday, Federal Trust and the Bank are to review Mr. Green's performance to determine whether the term of the agrrement should be extended for an additional year.

         Mr. Green's employment agreement provides for termination by the Bank for reasons other than for "cause," as well as by Mr. Green for "good reason," as those terms are defined in the employment agreement. In the event his employment agreement is terminated by the Bank for reasons other than for "cause" or by Mr. Green for "good reason," he would be entitled to severance payments.

         In the event Mr. Green's employment is terminated by the Bank for other than "cause," or by Mr. Green for "good reason," he will be entitled to his base salary for the remaining term of the agreement. In the event of termination due to a change in control, he will be entitled to a sum equal to two times his annual base salary. Mr. Green will receive these sums in semi-monthly installments. Furthermore, for the shorter of: (i) the remaining term of the agreement; (ii) one year; or (iii) the period of time ending on the date Mr. Green is eligible to participate in a comparable plan, the Bank is to maintain in full force and effect any benefit plans or programs Mr. Green was entitled to participate in at the time of his termination.

         In addition, the employment agreement permits Mr. Green to terminate his employment voluntarily. In the event of voluntary termination, except as previously described herein, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

1998 Key Employee Incentive Stock Compensation Program

         The 1998 Key Employee Stock Compensation Program (" 1998 Program") was approved by the shareholders at the 1998 Annual Meeting. The Program is for the benefit of officers and other key employees of the Company. The 1998 Program is comprised of four parts: an Incentive Stock Option Plan, a Compensatory Stock Option Plan, a Stock Appreciation Rights Plan and a Performance Plan.

         The 1998 Program provides for a maximum of 325,000 shares of authorized common stock to be reserved for future issuance pursuant to the exercise of stock options ("Options") granted under the 1998 Program, unless otherwise adjusted. Stock appreciation rights, which enable the recipient to elect payment wholly or partially in cash based upon increases in the market value of the stock since the date of the grant, may also be awarded under the 1998 Program.

         Options granted under the 1998 Program are exercisable in one or more installments and may be exercisable on a cumulative basis, as determined by a committee formed to administer the 1998 Program. Options are exercisable for a term not longer than ten years. Options are not transferable and will terminate within a period of time following termination of employment. In the event of a change in control or a threatened change in control, all Options granted before such event shall become immediately exercisable; provided, however, that no Options shall be exercisable for a period of six months from the date of grant. The term "control" generally means the acquisition of 10% or more of the voting securities of Federal Trust by any person or group of persons. This provision may have the effect of deterring hostile changes in control by increasing the costs of acquiring control.

         Options granted under the Program are either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, as amended, which are designed to result in beneficial tax treatment to the employee but no tax deduction to Federal Trust, or "compensatory stock options" which do not give the employee certain benefits of an incentive stock option, but will entitle Federal Trust to a tax deduction when the Options are exercised. The Option exercise price of incentive stock options may not be less than the fair market value of common stock on the date the Option is granted. Compensatory stock options may be exercisable at a price equal to or less than the fair market value of a share of common stock at the time of the grant of the Option. At December 31, 2000, no compensatory stock options had been granted.

         A committee consisting of not less than three directors of Federal Trust (none of whom is a full-time officer or other salaried employee of Federal Trust or the Bank) has been given authority to administer the Program and to grant Options, stock appreciation rights and share awards thereunder. The current Program Administrators are George W. Foster, Kenneth W. Hill and Dr. Samuel C. Certo. The Program Administrators may make grants under the 1998 Program at its discretion from time to time to full-time employees of the Company, including those who are directors and officers. Directors who are not full-time salaried employees are not eligible to participate in the 1998 Program.

         The following table shows the incentive stock options granted under the 1998 Program to certain officers of the Company. No consideration has been received by Federal Trust in return for the grant of the Options, although consideration would be received upon exercise of t 1 he Options. The exercise price of each Option is $4.00 per share, the fair market value of the common stock on January 30, 1998, based upon the "bid price" on that date. For financial reporting purposes, there will be no charge to the income of Federal Trust in connection with the grant or exercise of an Option. As of March 23, 2001, the market value of the common stock was $2.63 per share.

                                                                Number of Shares
                                                                   Subject to
               Name                   Title                     Options Granted
         -------------------     -------------------------      ---------------
         James V. Suskiewich     President/CEO                     120,000
         Aubrey H. Wright, Jr.   Senior Vice President/CFO          70,000
         Louis E. Laubscher      Vice President/CLO                 30,000
         Jennifer B. Brodnax     Vice President/Operations          15,000
         Thomas J. Punzak        Vice President/Accounting          15,000
                                                                    ------

                                 Total                             250,000
                                                                   =======

         The grant of stock appreciation rights would require charges to the income of Federal Trust based on the amount of the appreciation, if any, in the average market price of the common stock to which the appreciation rights are related over the option price of those shares. In the event of a decline in the market price of our common stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior increases). Share awards also require a charge to income equal to the amount of the award at the time it becomes likely that the shares will be awarded, with subsequent increases or decreases in the market price of the common stock prior to the actual awarding of the shares treated in the same manner as stock appreciation rights. No stock appreciation rights or share awards have been granted or are presently intended to be granted under the 1998 Program.

         The terms of the 1998 Program may be amended by the Program Administrators except that no amendment may increase the maximum number of shares included in the 1998 Program, change the exercise price of incentive stock options, increase the maximum term established for any Option, stock appreciation right or share award, or permit any grant to a person who is not a full-time employee of the Company.

Employee Stock Ownership Plan

         All full-time salaried employees of the Company are participants in the Employee Stock Ownership Plan ("ESOP"). Executive officers are eligible to participate in the ESOP, but directors are not eligible unless they are also full-time salaried employees. A participant's interest in the ESOP becomes vested upon the participant's fifth anniversary with the Company. As of December 31, 2000, ten employees had vested interests in the ESOP.

ESOP contributions are determined annually by the respective Board of Directors, taking into consideration prevailing financial conditions, the Company's fiscal requirements and other factors deemed relevant by the Board. In general, contributions of up to 15% of total compensation paid to employees during the year can be made to the ESOP. The contribution made on behalf of each participant equals the proportion that each such participant's compensation for the year bears to the total compensation of all participants for such year. In 2000 and 1999, cash contributions of $124,244 and $7,300, respectively, were made to the ESOP. The ESOP 1 currently holds 98,559 shares of Federal Trust common stock, or 1.99% of the outstanding shares.

                          TRANSACTIONS WITH MANAGEMENT

Indebtedness of Management

         In 1999, the Boards of Directors of Federal Trust and the Bank amended their loan policies to allow, on occasion, loans to be made to directors, officers and employees. Loans made by the Bank are also subject to the provisions of Section 22(h) of the Federal Reserve Act. Any credit extended by the Bank to directors, executive officers and, to the extent otherwise permitted, principal shareholders, or any affiliates thereof must be: (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties; and (ii) not involve more than the normal risk of repayment or present other unfavorable features.

         In February 2000, Federal Trust loaned five of the Company's directors and officers funds to purchase Federal Trust common stock in the open market. The aggregate amount loaned was $222,477. The largest single loan was $50,440. All five loans are at 8% interest and require only interest payments for three years, at which time the principal comes due. Each of these loans is secured by the Federal Trust common stock purchased with the loan's proceeds.

Transactions With Certain Related Persons

         From January 1, 1990, to December 31, 2000, Federal Trust leased its main office from John Martin Bell, a former director and major shareholder. The original term of the lease was for ten years, however the size of the leased premises and amount of annual rent have been modified from time to time. The total amount paid for rent and common area maintenance fees for 2000 was $326,075. Although the lease provided for two ten-year extension periods, Federal Trust declined to renew the lease. The lease expired on December 31, 2000, at which time Federal Trust relocated its main office to a two-story building, on the corner of Morse Boulevard and Pennsylvania Avenue in Winter Park, Florida.

         When a transaction involves the Company and an officer, director, principal shareholder or affiliate, it is the Company's policy that the transaction must be on terms no less favorable to Federal Trust than could be obtained from an unaffiliated party. Any such transactions must be approved in advance by a majority of Federal Trust's or the Bank's independent and disinterested directors. The transactions disclosed above are consistent with this policy.


              PROPOSAL II -- RATIFICATION OF THE APPOINTMENT OF THE
                 INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2001

         Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of KPMG Peat Marwick LLP as the independent auditors for the Company for the fiscal year ending December 31, 2001. A representative from the firm is expected to be present at the Annual Meeting to make a statement and respond to shareholder questions.

         Audit Fees: The aggregate fees billed for professional services by KPMG Peat Marwick LLP, in connection with the audit of the annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in Federal Trust's quarterly filings with the Securities and Exchange Commission were $75,000.

         All Other Fees: In addition to fees billed for audit services and interim reviews of financial statements for 2000, KPMG Peat Marwick LLP, billed the Company $14,500, which was substantially for tax-related services.
--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
                the Appointment of KPMG Peat Marwick, LLP as the
       Independent Auditors for the Fiscal Year Ending December 31, 2001.
--------------------------------------------------------------------------------

                  PROPOSAL III-- ADJOURNMENT OF ANNUAL MEETING

         The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposal I or Proposal II at the Annual Meeting. In order to permit proxies that have been timely received by Federal Trust to be voted for an adjournment, we are submitting this Proposal as a separate matter for consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened Annual Meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
                     the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------



                             SHAREHOLDERS' PROPOSALS

         Proposals of shareholders intended to be presented at the 2002 Annual Meeting should be submitted by certified mail, return receipt requested, and must be received by Federal Trust at its corporate office located at 655 W. Morse Boulevard, Winter Park, Florida 32787, on or before December 4, 2001, to be eligible for inclusion in next year's Proxy Statement. However, if next year's annual meeting of shareholders is held on a date more than 30 days before or after the corresponding date of the 2001 Annual Meeting, any shareholder who wishes to have a proposal included in the Proxy Statement for that meeting must deliver a copy of the proposal to Federal Trust within a reasonable time before the Proxy Statement is made. Federal Trust reserves the right to decline to include in the Proxy Statement any shareholder's proposal which does not comply with the Proxy Rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

         Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Federal Trust's Corporate Secretary not less than ten days before the time originally fixed for the Annual Meeting.

                                  SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Federal Trust. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses. We have also retained Regan & Associates, New York, New York, to aid in the solicitation of shareholders, brokers, banks and other institutional investors for an estimated fee of $4,000.

                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

                        AVAILABILITY OF OTHER INFORMATION

         Accompanying this Proxy Statement is Federal Trust's 2000 Annual Report, which includes the Company's audited financial statements. Additional copies of Federal Trust's Annual Report or Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Aubrey H. Wright, Jr., Chief Financial Officer, Federal Trust Corporation, PO Box 1867, Sanford, Florida 32772-1867, telephone number (407) 323-1833.

         Federal Trust currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Federal Trust and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Federal Trust is available for review on this website. The address of the website is www.sec.gov.
                          -----------

Federal Trust Corporation
Dated: April 20, 2001

                            FEDERAL TRUST CORPORATION
                            AUDIT COMMITTEE CHARTER


         WHEREAS, the National Association of Securities Dealers, Inc. ("NASD") has adopted rules requiring those companies whose securities are listed on NASD exchanges to establish audit committees of their Boards of Directors and adopt charters for those committees; and

         WHEREAS, in compliance with such rules, Federal Trust Corporation's ("Federal Trust") Board of Directors ("Board") has established an Audit Committee and adopted this Charter for its governance; and

         WHEREAS, Federal Trust's independent outside auditor is ultimately accountable to the Board and the Audit Committee, as representatives of Federal Trust's shareholders; and

         WHEREAS, the Board and the Audit Committee have the ultimate authority to evaluate and nominate the outside independent auditor to be proposed for shareholder approval in the Proxy Statement for each of Federal Trust's Annual Meetings of Shareholders.


         NOW THEREFORE, the Audit Committee of the Board of Directors of Federal Trust Corporation shall be established and governed in accordance with the provisions of this Charter:


         Section 1. Composition of the Audit Committee.The Audit Committee shall
         ---------
be comprised of three members of the Board. Such members must be Independent Directors, as defined in NASD Rule 4200(a)(14), and must be able to read and understand fundamental financial statements, including balance sheets, income statements, and cash flow statements. The members of the Audit Committee shall be elected each year by the whole Board and may only be removed therefrom simultaneously with their removal from the Board, pursuant to methods provided by Federal Trust's Articles of Incorporation. The initial members of the Audit Committee, to serve in 2000, shall be: Dr. Samuel C. Certo, George W. Foster, and Kenneth W. Hill.


         Section 2. Responsibilities of the Audit Committee. The Audit Committee
         ---------

shall be responsible for the oversight of all external audit programs of Federal Trust. Such responsibilities shall include, but not be limited to:

         (a) Ensuring receipt from Federal Trust's independent outside auditor of a formal written statement delineating all relationships between such auditor and Federal Trust, consistent with Independence Standards Board Standard 1;

         (b) Actively engaging Federal Trust's independent outside auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of that auditor;


                        Exhibit A to the Proxy Statement

         (c)      Taking,  or  recommending  that  the  Board take,  appropriate
                  action  to  ensure  the  independence   of   Federal   Trust's
                  independent outside auditor;

         (d) Continually evaluating the performance and independence of Federal Trust's independent outside auditor;

         (e) Prior to the printing of the Proxy Statement for each of Federal Trust's Annual Meetings of Shareholders, selecting and recommending a nominee to the Board to be Federal Trust's independent auditor;

         (f) Reviewing and assessing the adequacy of this Charter on an annual basis and making recommendations to the Board regarding the audit programs and policies of Federal Trust.


         Section 3.        Governance and Processes of the Audit Committee.
         ---------

         (a) Organizational Meeting. Each year, within four weeks of its members having been elected by the Board, the Audit Committee shall hold an "Organizational Meeting". At the Organizational Meeting, the Audit Committee shall elect a Chairperson, who shall preside over all meetings of the Audit Committee for that year, and shall establish a schedule for its regular meetings, pursuant to Section 3(b) herein.

         (b) Regular Meetings. The Audit Committee shall meet quarterly as scheduled by the Audit Committee at the Organizational Meeting. The quarterly meetings must be held prior to the filing of Federal Trust's Form 10-QSB or Form 10-KSB with the Securities and Exchange Commission in each respective quarter.

         (c) Special Meetings. A special meeting of the Audit Committee may be called by the Chairperson or by both of the other two members of the Audit Committee, by providing all other members of the Audit Committee with five days' written notice of the date and time of the special meeting.

         (d) Location of Meetings. All regular and special meetings shall be held at Federal Trust's corporate headquarters, or at such other place as all members of the Audit Committee may agree upon.

         (e) Attendance. Except in the case of emergency, all members of the Audit Committee are expected to attend all meetings, Organizational, regular, and special, of the Audit Committee.


                        Exhibit A to the Proxy Statement

         (f) Guests. All meetings of the Audit Committee shall be closed to all non-members. However, by majority vote, the Audit Committee may invite guest(s) to attend its meetings to either observe, respond to questions or make presentations. Such potential guests may include, without limitation, Federal Trust's President, Chief Financial Officer or representatives from Federal Trust's outside independent auditor.

         (g) Interaction with Auditor. The independent outside auditor and the Audit Committee are to have direct access to each other. Such access is to be used, without limitation, to make inquiries and reports and to define and examine the scope and quality of the services provided to Federal Trust by the independent outside auditor.

         (h) Governance. All actions and recommendations of the Audit Committee shall be determined by majority vote of the Audit Committee at a duly called and held meeting thereof.


         WHEREFORE, this Audit Committee Charter was adopted by the Board of Directors of Federal Trust Corporation this 28th day of July, 2000.


                                                     Attest:




/s/ James V. Suskiewich                              /s/ Lori MacTavish
-----------------------------------------            ---------------------------
James V. Suskiewich,                                 Lori MacTavish,
Chairman of the Board of Directors                   Corporate Secretary


                                                                (SEAL)

                   FEDERAL TRUST CORPORATION - REVOCABLE PROXY
                       2001 ANNUAL MEETING OF SHAREHOLDERS


This Proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints James V. Suskiewich and Dr. Samuel C. Certo, and each of them with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Federal Trust Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Farmers Market, 200 West New England Street, Winter Park, Florida on May 25, 2001, at 10:00 a.m., and at any and all adjournments thereof.

The undersigned shareholder of Federal Trust Corporation may revoke this Proxy at any time before it is voted by either delivering to Federal Trust Corporation a written notice of revocation, delivering to Federal Trust Corporation a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                  THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:


PROPOSAL I: The election of two Class II directors to serve one year terms.


                                          WITHHOLD
                  FOR                     AUTHORITY
                  ---                     ---------
                  [ ]                       [ ]





         INSTRUCTION. To withhold your vote for any individual nominee, strike a line through the nominee's name listed below.

                    GEORGE W. FOSTER -- AUBREY H. WRIGHT, JR.



   PROPOSAL II: The ratification of KPMG Peat Marwick LLP, as the independent auditors for Federal Trust Corpora-ion for the fiscal year ending December 31, 2001.

          FOR                   AGAINST                 ABSTAIN
          ---                   -------                 -------



   PROPOSAL III: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals I or II.

          FOR                   AGAINST                 ABSTAIN
          ---                   -------                 -------




IN THEIR DISCRETION THE PROXY HOLDER(S) ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof, unless indicated otherwise by marking this box o.


NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.



------------------------------      X
                                     --------------------------   --------------
            [Label]                   Signature                   Date

------------------------------
                                    X
                                     --------------------------   --------------
                                      Signature if held jointly   Date



When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt from Federal Trust Corporation, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated April 20, 2001, and the 2000 Annual Report.